UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 9, 2004
 (Date of Report)

Timeline, Inc.
 (Exact Name of Registrant as Specified in its Charter)

Washington	1-13524	31-1590734
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification Number)

3055 112th Avenue N.E., Ste. 106
Bellevue, Washington 98004
 (Address of Principal Executive Offices, including zip)

(425) 822-3140
 (Registrant’s Telephone Number, including area code)

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibits

	99.1	Press Release, dated August 9, 2004, “Timeline Reports First Quarter Fiscal 2005 Results.”

Item 12.  Disclosure of Results of Operations and Financial Condition”.

          On August 9, 2004, Timeline, Inc. issued a news release announcing its financial results for its fiscal 2005 first quarter ended June 30, 2004.  A copy of this news release is attached as Exhibit 99.1.

          The information contained in this Item 12 on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: August 10, 2004
TIMELINE, INC.

	By:	/s/ CHARLES R. OSENBAUGH

Charles R. Osenbaugh Chief Executive Officer